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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the use in this Registration Statement on Pre-Effective Amendment No. 2 to Form S-1 of Nexstar Broadcasting Group, Inc. of our report dated March 14, 2002, except as to Note 10, which is as of September 20, 2002, relating to the financial statements and financial statements schedules of Nexstar Broadcasting Group, L.L.C. which appear in such Registration Statement. We also consent to the references to us under the headings "Experts" and "Selected Historical Consolidated Financial Data" in such Registration Statement.





/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
December 20, 2002


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the use in this Registration Statement on Pre-Effective Amendment No. 2 to Form S-1 of Nexstar Broadcasting Group, Inc. of our report dated January 7, 2002 relating to the financial statements of Gocom Broadcasting of Joplin, L.L.C. which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.





/s/ PricewaterhouseCoopers LLP

Charlotte, North Carolina
December 20, 2002


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the use in this Registration Statement on Pre-Effective Amendment No. 2 to Form S-1 of Nexstar Broadcasting Group, Inc. of our report dated April 22, 2002, except as to Note 1, which is as of May 31, 2002, relating to the financial statement of Nexstar Broadcasting Group, Inc. which appears in such Registration Statement. We also consent to the reference to us under the headings "Experts" in such Registration Statement.





/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
December 20, 2002